SPROTT FUNDS TRUST 485APOS

Exhibit 99.(o)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a President, Secretary and Chief Compliance Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN CIAMPAGLIA, Brandon hamada, varinder bhathal, Bibb L. Strench AND MEGAN CLEMENT as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of September, 2024.

/s/ Thomas W. Ulrich
Thomas W. Ulrich
President, Secretary, Chief Compliance Officer

PROVINCE OF	Fairfield	)
		)	ss:
CITY OF	Darien	)

Before me, a Notary Public, in and for said county and state, personally appeared Thomas W. Ulrich, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 3rd day of September, 2024.

/s/ Basia D. Dworak
Notary Public
My commission expires:	September 30, 2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS W. ULRICH, Brandon hamada, varinder bhathal, Bibb L. Strench AND MEGAN CLEMENT as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of September, 2024.

/s/ John Ciampaglia
John Ciampaglia
Trustee

PROVINCE OF	Ontario	)
		)	ss:
CITY OF	Toronto	)

Before me, a Notary Public, in and for said county and state, personally appeared John Ciampaglia, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 3rd day of September, 2024.

/s/ Sarah Jane Martin
Notary Public
My commission expires:	N/A

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas W. Ulrich, BRANDON HAMADA, John ciampaglia, Varinder bhathal, Bibb L. Strench AND MEGAN CLEMENT as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of September, 2024.

/s/ Michael W. Clark
Michael W. Clark
Trustee

PROVINCE OF	Fairfield	)
		)	ss:
CITY OF	Darien	)

Before me, a Notary Public, in and for said county and state, personally appeared Michael W. Clark., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 3rd day of September, 2024.

/s/ Basia D. Dworak
Notary Public
My commission expires:	September 30, 2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas W. Ulrich, BRANDON HAMADA, John ciampaglia, Varinder bhathal, Bibb L. Strench AND MEGAN CLEMENT as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of September, 2024.

/s/ Peyton T. Muldoon
Peyton T. Muldoon
Trustee

PROVINCE OF	Fairfield	)
		)	ss:
CITY OF	Darien	)

Before me, a Notary Public, in and for said county and state, personally appeared Peyton T. Muldoon, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 3rd day of September, 2024.

/s/ Basia D. Dworak
Notary Public
My commission expires:	September 30, 2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas W. Ulrich, BRANDON HAMADA, John ciampaglia, Varinder bhathal, Bibb L. Strench AND MEGAN CLEMENT as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of September, 2024.

/s/ James R. Pierce, Jr.
James R. Pierce, Jr.
Trustee

PROVINCE OF	Fairfield	)
		)	ss:
CITY OF	Darien	)

Before me, a Notary Public, in and for said county and state, personally appeared James R. Pierce, Jr., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 3rd day of September, 2024.

/s/ Basia D. Dworak
Notary Public
My commission expires:	September 30, 2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas W. Ulrich, BRANDON HAMADA, John ciampaglia, Varinder bhathal, Bibb L. Strench AND MEGAN CLEMENT as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of September, 2024.

/s/ Leslie Barrett
Leslie Barrett
Trustee

PROVINCE OF	Fairfield	)
		)	ss:
CITY OF	Darien	)

Before me, a Notary Public, in and for said county and state, personally appeared Leslie Barrett, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 3rd day of September, 2024.

/s/ Basia D. Dworak
Notary Public
My commission expires:	September 30, 2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Treasurer and Chief Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS W. ULRCH, Brandon hamada, John Ciampaglia, Bibb L. Strench AND MEGAN CLEMENT as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of September, 2024.

/s/ Varinder Bhathal
Varinder Bhathal
Treasurer and Chief Financial Officer

PROVINCE OF	Ontario	)
		)	ss:
CITY OF	Toronto	)

Before me, a Notary Public, in and for said county and state, personally appeared Varinder Bhathal known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 3rd day of September, 2024.

/s/ Sarah Jane Martin
Notary Public
My commission expires:	N/A

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Assistant Secretary of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN CIAMPAGLIA, THOMAS W. ULRICH, varinder bhathal, Bibb L. Strench AND MEGAN CLEMENT as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of September, 2024.

/s/ Brandon Hamada
Brandon Hamada
Assistant Secretary

PROVINCE OF	Fairfield	)
		)	ss:
CITY OF	Darien	)

Before me, a Notary Public, in and for said county and state, personally appeared Brandon Hamada, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 16th day of September, 2024.

/s/ Basia D. Dworak
Notary Public
My commission expires:	September 30, 2028